SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2013

______________________________

BROOKLINE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

131 Clarendon Street, Boston, Massachusetts	02117-9179
(Address of principal executive offices)	(Zip Code)

(617) 425-4600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition, Declaration of Dividend

On July 24, 2013, Brookline Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended June 30, 2013.  Additionally, the Company announced the approval by its Board of Directors of a regular quarterly dividend of $0.085 per share payable on August 24, 2013 to stockholders of record on August 10, 2013.  A copy of that press release is being furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1         Press release issued July 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 24, 2013	BROOKLINE BANCORP, INC.

		By:	/s/ Julie A. Gerschick
Julie A. Gerschick
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release of Brookline Bancorp, Inc. dated July 24, 2013